Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 6, 2016 (this “Amendment No. 1”), is by and among SIMON PROPERTY GROUP, L.P. (“Borrower”), the Qualified Borrowers party hereto, JPMORGAN CHASE BANK, N.A., as agent for the Lenders under the Credit Agreement defined below (in such capacity, together with its successors in such capacity, “Administrative Agent”), JPMORGAN CHASE BANK, N.A., in its individual capacity and not as Administrative Agent, and the other Lenders signatory hereto.  Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 2, 2015, as supplemented by the Joinder dated as of November 20, 2015 and the Joinder dated as of April 1, 2016, by and among the Borrower, the Qualified Borrowers party thereto, the Lenders referenced therein and the Administrative Agent (such agreement, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders make incremental commitments and loans to the Borrower and the Qualified Borrowers under the Credit Agreement, and the Lenders party hereto are willing to make such incremental commitments and loans as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                         AMENDMENTS TO CREDIT AGREEMENT.  As of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

1.1                               Amendment to Definition of “Base Rate”.  The definition of “Base Rate” set forth in Section 1.1 of the Credit Agreement is amended by restating clause (ii) thereof in its entirety to read as follows:

“(ii)                            the NYFRB Rate in effect on such date plus one-half of one percent (0.50%).”

1.2                               Amendment to Definition of “Defaulting Lender”.  The definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is amended by adding the following provision at the end of such definition:

“, or (e) has become the subject of a Bail-In Action”.

1.3                               Amendment to Definition of “Federal Funds Rate”.  The definition of “Federal Funds Rate” set forth in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

“Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

1.4                               Amendment to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is amended by adding the following new definitions to such section in the appropriate alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

1.5                               Amendment to Section 2.1(d).  Section 2.1(d) of the Credit Agreement is amended by:

(a)                                 deleting the amount “Seven Hundred and Fifty Million Dollars ($750,000,000)” on the sixth and seventh lines thereof and substituting the amount “One Billion Five Hundred Million Dollars ($1,500,000,000)” in place thereof; and

(b)                                 deleting the amount “Three Billion Five Hundred Million Dollars ($3,500,000,000)” on the seventh and eighth lines thereof and substituting the amount “Four Billion Two Hundred Fifty Million Dollars ($4,250,000,000)” in place thereof.

1.6                               Amendment to Section 7.1.  Section 7.1 of the Credit Agreement is amended by adding the following new paragraph (x) after paragraph (w) thereof:

“(x)                           EEA Financial Institutions.  None of the Borrower or the Qualified Borrowers is an EEA Financial Institution.”

1.7                               Amendment to Section 14.25 of the Credit Agreement.  The penultimate paragraph of Section 14.25 of the Credit Agreement is amended by inserting the words “or Bail-In Action” after the words “Bankruptcy Event” in the first line of such paragraph.

1.8                               Addition of New Section 14.31 of the Credit Agreement.  The Credit Agreement is amended by adding the following new Section 14.31 immediately after Section 14.30 of the Credit Agreement:

“14.31  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

1.9                               Revolving Credit Commitments and Alternative Currency Commitments.  (a) The aggregate Revolving Credit Commitments are increased by $750,000,000 to $3,500,000,000.  The aggregate Alternative Currency Commitments are increased by $745,000,000 to $3,460,000,000.  The additional Revolving Credit Commitments made pursuant to this Amendment No. 1 are referred to herein as the “New Revolving Credit Commitments”.  The additional Alternative Currency Commitments made pursuant to this Amendment No. 1 are referred to herein as the “New Alternative Currency Commitments”.

(b)                                 Each of JPMorgan Chase Bank, N.A., Bank of America, N.A., Mizuho Bank, Ltd., TD Bank, N.A., BNP Paribas SA, Citibank, N.A., PNC Bank, National Association, Société Générale, Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, The Bank of Nova Scotia, Barclays Bank plc, Credit Suisse AG, Cayman Islands Branch, Deutsche Bank AG New York Branch, Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Royal Bank of Canada, Santander Bank, N.A., SunTrust Bank, Branch Banking and Trust Company, Fifth Third Bank, ING Real Estate Finance (USA) LLC, Regions Bank, First Tennessee Bank National Association, and Associated Bank, National Association (the “Increasing Lenders”) hereby agrees to increase its Revolving Credit Commitment and its Alternative Currency Commitment to the respective amounts set forth on Schedule 1.1A to this Amendment No. 1.

(c)                                  On the Amendment Effective Date, and so long as the conditions set forth in Section 6.2 of the Credit Agreement are satisfied, (i) the Lenders that are Increasing Lenders shall purchase from each of the other Lenders, at the principal amount thereof, such interests in the Committed Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Committed Loans will be held by all Lenders ratably in accordance with their respective Revolving Credit Commitments and Alternative Currency Commitments after giving effect to the addition of the New Revolving Credit Commitments to the Revolving Credit Commitments and the addition of the New Alternative Currency Commitments to the Alternative Currency Commitments and (ii) the Pro Rata Shares of the Lenders shall be adjusted to reflect the New Revolving Credit Commitments and the New Alternative Currency Commitments.

1.10                        Commitments.  Schedule 1.1A to the Credit Agreement is hereby deleted in its entirety and Schedule 1.1A to this Amendment No. 1 is substituted in place thereof.

1.11                        Request under Section 2.1(d) of the Credit Agreement.  This Amendment No. 1 is and shall be deemed to be for all purposes of the Credit Agreement a partial exercise by the Borrower of its rights under Section 2.1(d) of the Credit Agreement (as amended by this Amendment No. 1) to request an optional increase of Commitments.  From and after the Amendment Effective Date, the Borrower shall have the right to request an optional increase of Commitments in the remaining amount of up to $750,000,000 pursuant to Section 2.1(d) of the Credit Agreement.

SECTION 2.                         REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

(i)                                     The General Partner has the requisite power and authority to execute, deliver and perform this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Credit Agreement”, and together with this Amendment No. 1, collectively, the “Amendment Documents”) on behalf of the Borrower.  The General Partner is the Person who has executed this Amendment No. 1 on behalf of the Borrower and is the sole general partner of the Borrower.  Each Qualified Borrower has the requisite power and authority to execute, deliver and perform the Amendment Documents.

(ii)                                  The execution, delivery and performance of each of the Amendment Documents by the Borrower and each Qualified Borrower and to which the Borrower or such Qualified Borrower is a party and the consummation of the transactions contemplated thereby are within the Borrower’s partnership powers or such Qualified Borrower’s corporate powers, have been duly authorized by all necessary partnership, corporate or other applicable action (and, in the case of the General Partner acting on behalf of the Borrower in connection therewith, all necessary corporate action of such General Partner) and such authorization has not been rescinded.  No other partnership or corporate action or proceedings on the part of the Borrower or any General Partner or the Qualified Borrowers is necessary to consummate such transactions.

(iii)                               Each of the Amendment Documents to which the Borrower or a Qualified Borrower is a party has been duly executed and delivered on behalf of the Borrower or such Qualified Borrower and constitutes the Borrower’s or such Qualified Borrower’s legal, valid and binding obligation, enforceable against the Borrower or such Qualified Borrower in accordance with its terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a proceeding of equity or at law, is in full force and effect and all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by the Company, the Borrower, the Qualified Borrowers, and the Borrower’s Subsidiaries on or before the Amendment Effective Date have been performed or complied with, and no Potential Event of Default, Event of Default or breach of any covenant by any of the Company, the Borrower, the Qualified Borrowers or any Subsidiary of the Borrower exists thereunder, both before and after giving effect to this Amendment No. 1.

(iv)                              The execution, delivery and performance of each of the Amendment Documents to which the Borrower or a Qualified Borrower is a party do not and will not (A) conflict with the Organizational Documents of the Borrower or any Subsidiary of the Borrower or any Qualified Borrower, (B) constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of the Borrower, the General Partner, any Limited Partner, any Subsidiary of the Borrower, any Qualified Borrower, or any general or limited partner of any Subsidiary of the Borrower, or require termination of any such Contractual Obligation which may subject the Administrative Agent or any of the other Lenders to any liability, (C) result in or require the creation or imposition of any Lien whatsoever upon any of the Property or assets of the Borrower, the General Partner, any Limited Partner, any Subsidiary of the Borrower, any Qualified Borrower or any general partner or limited partner of any Subsidiary of the Borrower, or (D) require any approval of shareholders of the Company or any general partner (or equity holder of any general partner) of any Subsidiary of the Borrower or any Qualified Borrower .

(v)                                 The execution, delivery and performance of each of the Amendment Documents to which the Borrower or a Qualified Borrower is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been made, obtained or given.

(vi)                              The representations and warranties of the Borrower contained in Article VII of the Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such dates (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct as of such date, and except for (x) changes in factual circumstances permitted hereunder and (y) representations and warranties qualified by “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects).

SECTION 3.                         CONDITIONS TO EFFECTIVENESS

Except as set forth below, Section 1 of this Amendment No. 1 shall become effective upon satisfaction of the following conditions precedent (the date upon which conditions precedent are satisfied being referred to herein as the “Amendment Effective Date”):

The Borrower, the Qualified Borrowers, the Administrative Agent, the Requisite Lenders and the Increasing Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

The Administrative Agent shall have received a secretary’s certificate of the Borrower and the Qualified Borrowers (i) either confirming that there have been no changes to its organizational documents since March 2, 2015 (or November 20, 2015, in the case of the Simon International Finance, S.C.A., or April 1, 2016, in the case of Plaza Carolina, LLC), or if there have been changes to the Borrower’s or such Qualified Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

The Lenders and the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 14.2 of the Credit Agreement), incurred in connection with this Amendment No. 1.

Delivery to the Administrative Agent by counsel to the Borrower of an opinion addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

Payment by the Borrower of any agreed upon compensation to the Lenders and the Lead Arrangers as separately agreed in connection with this Amendment No. 1 and the making of the incremental Commitments by the Increasing Lenders and any resulting reallocation of the Committed Loans.

G.                                   The conditions set forth in Section 6.2 of the Credit Agreement shall have been satisfied and the Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by an authorized officer of the Borrower that such conditions have been satisfied.

SECTION 4.                         MISCELLANEOUS

A.                                    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                                     On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit

Agreement shall mean and be a reference to the Amended Credit Agreement.  This Amendment No. 1 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii)                                  Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Borrower reaffirms its obligations under the Qualified Borrower Guaranty dated as of November 20, 2015 and each of the Borrower and the Qualified Borrowers reaffirms its obligations under the outstanding Notes.

(iii)                               The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B.                                    Headings.  Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C.                                    Applicable Law.  THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.                                    Counterparts; Effectiveness.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc.,
its general partner

	By:	/s/ Andrew Juster
	Name:	Andrew Juster
	Title:	Executive Vice President -
Chief Financial Officer

SIMON INTERNATIONAL FINANCE, S.C.A.
acting through its general partner Simon International Finance GP, S.à r.l. represented by its permanent representative Brian J. McDade

By:	/s/ Brian J. McDade
Name: Brian J. McDade
Title: Permanent Representative

[Signature page to Amendment No. 1 to A&R Credit Agreement]

PLAZA CAROLINA, LLC

By:	/s/ Andrew Juster
Name: Andrew Juster
Title: Executive Vice President —
Chief Financial Officer

[Signature page to Amendment No. 1 to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Nadeige Dang
Title: Vice President
Name: Nadeige Dang

[Signature page to Amendment No. 1 to A&R Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Roger C. Davis
Title: Senior Vice President
Name: Roger C. Davis

[Signature page to Amendment No. 1 to A&R Credit Agreement]

CITIBANK, N.A.

By:	/s/ John C Rowland
Title: Vice President
Name: John C Rowland

[Signature page to Amendment No. 1 to A&R Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Keith J Connolly
Title: Managing Director
Name: Keith J Connolly

[Signature page to Amendment No. 1 to A&R Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Title: Vice President
Name: Ronnie Glenn

[Signature page to Amendment No. 1 to A&R Credit Agreement]

BNP PARIBAS SA

By:	/s/ Pawel Zelezik
Title: Vice President
Name: Pawel Zelezik

By:	/s/ Kwang Kyun Choi
Title: Vice President
Name: Kwang Kyun Choi

[Signature page to Amendment No. 1 to A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/John R Jewett, Jr.
Title: Executive Vice President
Name: John R. Jewett, Jr.

[Signature page to Amendment No. 1 to A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Renee Lewis
Title: Senior Vice President
Name: Renee Lewis

[Signature page to Amendment No. 1 to A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ J.T. Johnston Coe
Title: Managing Director
Name: J.T. Johnston Coe

By:	/s/ James Rolison
Title: Managing Director
Name: James Rolison

[Signature page to Amendment No. 1 to A&R Credit Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Title: Authorized Signatory
Name: Rebecca Kratz

[Signature page to Amendment No. 1 to A&R Credit Agreement]

MORGAN STANLEY BANK, N.A.

By:	/s/ Emanuel Ma
Title: Authorized Signatory
Name: Emanuel Ma

[Signature page to Amendment No. 1 to A&R Credit Agreement]

UBS AG, STAMFORD BRANCH

By:	/s/ Craig Pearson
Title: Associate Director
Name: Craig Pearson

By:	/s/ Denise Bushee
Title: Associate Director
Name: Denise Bushee

[Signature page to Amendment No. 1 to A&R Credit Agreement]

MUFG UNION BANK, N.A. (FORMERLY KNOWN AS UNION BANK, N.A.)

By:	/s/Andrew Agins
Title: Vice President
Name: Andrew Agins

[Signature page to Amendment No. 1 to A&R Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Title: Authorized Signatory
Name: Mikhail Faybusovich

By:	/s/ Max Wallins
Title: Authorized Signatory
Name: Max Wallins

[Signature page to Amendment No. 1 to A&R Credit Agreement]

MIZUHO BANK, LTD.

By:	/s/ John Davies
Title: Authorized Signatory
Name: John Davies

[Signature page to Amendment No. 1 to A&R Credit Agreement]

ROYAL BANK OF CANADA

By:	/s/ Dan LePage
Title: Authorized Signatory
Name: Dan LePage

[Signature page to Amendment No. 1 to A&R Credit Agreement]

SUNTRUST BANK

By:	/s/ Nancy B. Richards
Title: Senior Vice President
Name: Nancy B. Richards

[Signature page to Amendment No. 1 to A&R Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Chad Hale
Title: Director & Execution Head, REGAL
Name: Chad Hale

[Signature page to Amendment No. 1 to A&R Credit Agreement]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION

By:	/s/ Matthew Rodgers
Title: SVP
Name: Matthew Rodgers

[Signature page to Amendment No. 1 to A&R Credit Agreement]

TD BANK, N.A.

By:	/s/ Jessica Trombly
Title: Vice President
Name: Jessica Trombly

[Signature page to Amendment No. 1 to A&R Credit Agreement]

REGIONS BANK

By:	/s/ Lori Chambers
Title: Senior Vice President
Name: Lori Chambers

[Signature page to Amendment No. 1 to A&R Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Steve Whitcomb
Title: Senior Vice President
Name: Steve Whitcomb

[Signature page to Amendment No. 1 to A&R Credit Agreement]

THE BANK OF NEW YORK MELLON

By:	/s/ Helga Blum
Title: Managing Director
Name: Helga Blum

[Signature page to Amendment No. 1 to A&R Credit Agreement]

ING REAL ESTATE FINANCE (USA) LLC

By:	/s/ Elizabeth M. Whitworth
Title: Director
Name: Elizabeth M. Whitworth

By:	/s/ Victor Sanchez
Title: Director
Name: Victor Sanchez

[Signature page to Amendment No. 1 to A&R Credit Agreement]

HUNTINGTON NATIONAL BANK

By:	/s/ Florentina Djulvezan
Title: Assistant Vice President
Name: Florentina Djulvezan

[Signature page to Amendment No. 1 to A&R Credit Agreement]

COMPASS BANK

By:	/s/ Brian Tuerff
	Title:	Senior Vice President
	Name:	Brian Tuerff

[Signature page to Amendment No. 1 to A&R Credit Agreement]

SANTANDER BANK, N.A.

By:	/s/ William Maag
	Title:	Managing Director
	Name:	William Maag

[Signature page to Amendment No. 1 to A&R Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Gregory A. Conner
	Title:	Vice President
	Name:	Gregory A. Conner

[Signature page to Amendment No. 1 to A&R Credit Agreement]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Matthew T. Mathis
	Title:	Senior Vice President
	Name:	Matthew T. Mathis

[Signature page to Amendment No. 1 to A&R Credit Agreement]

THE TORONTO-DOMINION BANK

By:	/s/ Louis Dinadis
	Title:	Vice President
	Name:	Louis Dinadis

By:	/s/ Mark Stoneburgh
	Title:	Director
	Name:	Mark Stoneburgh

[Signature page to Amendment No. 1 to A&R Credit Agreement]

SOCIÉTÉ GÉNÉRALE

By:	/s/ Richard Bernal
	Title:	Managing Director
	Name:	Richard Bernal

[Signature page to Amendment No. 1 to A&R Credit Agreement]

Schedule 1.1A

Allocations

Lender	Revolving Credit Commitment	Alternative Currency Commitment

JPMorgan Chase Bank, N.A	$177,500,000	$177,500,000
Bank of America, N.A.	$177,500,000	$177,500,000
Mizuho Bank, Ltd.	$192,500,000	$192,500,000
Citibank, N.A	$155,000,000	$155,000,000
PNC Bank, National Association	$155,000,000	$155,000,000
Sumitomo Mitsui Banking Corporation	$155,000,000	$155,000,000
U.S. Bank National Association	$155,000,000	$155,000,000
BNP Paribas SA	$135,000,000	$135,000,000
Société Générale	$135,000,000	$135,000,000
The Bank of Nova Scotia	$130,000,000	$130,000,000
Barclays Bank plc	$120,000,000	$120,000,000
Credit Suisse AG, Cayman Islands Branch	$120,000,000	$120,000,000
Deutsche Bank AG New York Branch	$120,000,000	$120,000,000
Goldman Sachs Bank USA	$120,000,000	$120,000,000
Morgan Stanley Bank, N.A.	$120,000,000	$120,000,000
Royal Bank of Canada	$120,000,000	$120,000,000
SunTrust Bank	$120,000,000	$120,000,000
TD Bank, N.A.	$115,000,000	$115,000,000
Regions Bank	$110,000,000	$110,000,000
Santander Bank, N.A.	$100,000,000	$100,000,000
Compass Bank	$95,000,000	$95,000,000
UBS AG, Stamford Branch	$95,000,000	$95,000,000
MUFG Union Bank, N.A.	$95,000,000	$95,000,000
Fifth Third Bank, an Ohio Banking Corporation	$85,000,000	$85,000,000
ING Real Estate Finance (USA) LLC	$80,000,000	$80,000,000
Branch Banking and Trust Company	$65,000,000	$65,000,000
Banco Santander S.A., New York Branch	$47,500,000	$47,500,000
Associated Bank, National Association	$40,000,000	$0
First Tennessee Bank National Association	$35,000,000	$35,000,000
The Bank of New York Mellon	$35,000,000	$35,000,000
Bank Hapoalim B.M.	$30,000,000	$30,000,000
The Huntington National Bank	$25,000,000	$25,000,000
Landesbank Baden-Württemberg, New York Branch	$25,000,000	$25,000,000
The Toronto-Dominion Bank	$15,000,000	$15,000,000
Total:	$3,500,000,000	$3,460,000,000